Exhibit 99.1

Argo Group International Holdings, Inc. Announces Full Redemption of Outstanding Depositary Shares Representing Interests in its 7.00% Resettable Fixed Rate Preferred Stock, Series A, and Full Redemption of Argo Group US, Inc.’s Outstanding 6.500% Senior Notes Due September 15, 2042 and Intent to Voluntarily Delist and Deregister

New York – August 15, 2025 – Argo Group International Holdings, Inc. (formerly known as Argo Group International Holdings, Ltd.) (“Argo” or “the Company”), an underwriter of specialty insurance products, today announced that, on September 15, 2025 (the “Redemption Date”), (i) the Company will redeem (the “Preferred Redemption”) all 6,000 outstanding shares of its 7.00% Resettable Fixed Rate Preferred Stock, Series A (the “Series A Preferred Stock”), and the corresponding 6,000,000 depositary shares, each representing a 1/1,000th interest in one share of Series A Preferred Stock (the “Depositary Shares”) and (ii) the Company’s wholly-owned subsidiary Argo Group US, Inc. (“Argo US”) will redeem (the “Notes Redemption” and, together with the Preferred Redemption, collectively, the “Redemption”) all of the outstanding $143.75 million aggregate principal amount of Argo US’ 6.500% Senior Notes due September 15, 2042 (the “Notes”).

Preferred Redemption

The Depositary Shares will be redeemed for a redemption price equal to $25.00 per Depositary Share (equivalent to $25,000 per share of Series A Preferred Stock) plus the amount of declared and unpaid dividends, without interest on such unpaid dividends, and the amount equal to the portion of the quarterly dividend attributable to 1/1,000th of a share of Series A Preferred Stock to the then-current dividend period that has not been declared and paid to, but excluding, the Redemption Date (the “Preferred Redemption Price”).

The Depositary Shares are held through The Depository Trust Company (“DTC”) and will be redeemed in accordance with the applicable procedures of DTC. Payment to DTC for the Depositary Shares will be made by Equiniti Trust Company, LLC, the Company’s redemption agent (the “Redemption Agent”), in accordance with the terms set forth in the Deposit Agreement that governs the redemption of the Depositary Shares. All questions about the notice of redemption and related materials should be directed to the Redemption Agent at the following address and phone number:

Equiniti Trust Company, LLC
Attn: Reorganization Department
55 Challenger Road, Suite # 200
Ridgefield Park, New Jersey 07660
Tel: 718-921-8317

Upon the Preferred Redemption, no Series A Preferred Stock or Depositary Shares will remain outstanding, and all rights with respect to such stock or depositary shares will cease and terminate except only the right of the holders of the Depositary Shares to receive the Preferred Redemption Price, without interest. The information contained in this press release does not constitute a notice of redemption with respect to the Series A Preferred Stock or Depositary Shares. Investors in the Depositary Shares should contact the bank or broker through which they hold a beneficial interest in the Depositary Shares for information about obtaining the Preferred Redemption Price for the Depositary Shares in which they have a beneficial interest.

Notes Redemption

The Notes will be redeemed for a redemption price equal to 100% of principal amount of the Notes plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Notes Redemption Price”). On and after the Redemption Date, interest will cease to accrue on the Notes.

Payment to the holders for the Notes will be made by Computershare Trust Company, N.A., as trustee (the “Trustee”), in accordance with the terms set forth in the Indenture and First Supplemental Indenture that govern the redemption of the Notes. All questions about the notice of redemption and related materials should be directed to the Trustee at the following address and phone number:

Computershare Trust Company, N.A.
Attn: Corporate Trust Operations
1505 Energy Park Drive
St. Paul, MN 55108
Tel: 1-800-344-5128

Upon the Notes Redemption, no Notes will remain outstanding, and all rights with respect to such notes will cease and terminate except only the right of the holders of the Notes to receive the Notes Redemption Price. The information contained in this press release does not constitute a notice of redemption with respect to the Notes. Investors in the Notes should contact the bank or broker through which they hold a beneficial interest in the Notes for information about obtaining the Notes Redemption Price for the Notes in which they have a beneficial interest.

In connection with the Redemption, the Company intends to delist the Depositary Shares and the Notes from the New York Stock Exchange (“NYSE”) and to deregister the Depositary Shares and the Notes from registration with the Securities and Exchange Commission (the “SEC”). The Company intends to request that NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all of the Depositary Shares and the Notes from NYSE. In addition, after the Redemption Date, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of all of the Depositary Shares and the Notes. Deregistration of the Depositary Shares and the Notes is expected to become effective 90 days after the Form 15 is filed.

About Argo:

Argo Group International Holdings, Inc. is an underwriter of specialty insurance products in the property and casualty market. Argo offers a full line of products and services designed to meet the unique coverage and claims-handling needs of businesses. The Company is a wholly-owned subsidiary of Brookfield Wealth Solutions Ltd. Argo and its insurance subsidiaries are rated ‛A-’ by Standard and Poor’s. Argo’s insurance subsidiaries are rated ‛A-’ by A.M. Best. More information about Argo is available at www.argogroup.com.

Contact:
David Snowden
Tel: (210) 321-2104
Email: david.snowden@argogroupus.com

Forward-Looking Statements

All statements contained in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. Forward-looking statements give expectations or forecasts of future events and do not relate strictly to historical or current facts. They may relate to markets for our products, trends in our operations or financial results, strategic alternatives, future operations, strategies, plans, partnerships, investments, share buybacks and other financial developments. They use words and terms such as “aim,” “anticipate,” “assume,” “believe,” “can,” “continue,” “could,” “do not believe,” “enable,” “estimate,” “expect,” “foreseeable,” “future,” “goal,” “guidance,” “improve,” “intend,” “likely,” “may,” “model,” “objective,” “on track,” “opportunity,” “outlook,” “path toward,” “plan,” “potential,” “project,” “remain,” “remain optimistic,” “risk,” “seek,” “should,” “strategy,” “target,” “trends,” “will,” “would,” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all forms of speech and derivative forms, or similar words, as well as any projections of future events or results. Forward-looking statements, by their nature, are subject to a variety of assumptions, risks, and uncertainties that could cause actual results to differ materially from the results projected. Many of these risks and uncertainties cannot be controlled by the Company. Factors that may cause our actual decisions or results to differ materially from those contemplated by these forward-looking statements include, but not limited to, changes in interest rates and inflation, changes in trade policies, including the imposition of new or increased tariffs, our ability to realize the anticipated benefits of the merger with Brookfield Wealth Solutions Ltd., the adequacy of our projected loss reserves, employee retention and changes in key personnel, the ability of our insurance subsidiaries to meet risk-based capital and solvency requirements, the outcome of legal and regulatory proceedings, investigations, inquiries, claims and litigation and other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated by the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 and any other documents we file with the SEC.

Forward-looking statements speak only as of the date the statement was made and the Company undertakes no obligation to update such forward-looking statements except as required by law. There can be no assurance that other factors not currently disclosed or anticipated by the Company will not materially adversely affect our results of operations or plans. Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.